UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

Kiniksa Pharmaceuticals International, plc

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-730430	98-1795578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Piccadilly, Second Floor

London, W1J 7NJ

England, United Kingdom
(781) 431-9100

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.000273235 nominal value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2026, Kiniksa Pharmaceuticals International, plc (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which a quorum was present. Holders of the Company’s Class A ordinary shares (“Class A Shares”) and Class B ordinary shares (“Class B Shares”) as of the close of business on April 6, 2026 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting. Each Class A Share was entitled to one vote per share and each Class B Share was entitled to ten votes per share.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2026. Each proposal below was duly passed by the Company’s shareholders at the Annual Meeting.

Proposal 1 - The re-election of Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve on the Board of Directors until the 2029 Annual Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office.

Nominee	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Stephen R. Biggar	37,474,114	11,999,916	13,825	4,425,771
G. Bradley Cole	48,299,818	1,174,991	13,046	4,425,771
Barry D. Quart	48,061,571	1,413,338	12,946	4,425,771

Proposal 2 - To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s UK statutory auditors until the close of the Company’s next Annual Meeting.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
53,857,053	48,432	8,141	0

Proposal 3 - To ratify the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
53,857,126	48,355	8,145	0

Proposal 4 - To authorize the Company’s board of directors, through its audit committee, to determine PwC’s remuneration in its capacity as the Company’s UK statutory auditors until the close of its next Annual Meeting of Shareholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
53,890,585	12,498	10,543	0

Proposal 5 - To receive the Company’s UK statutory annual account and report for the period ended December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
53,611,179	2,032	300,415	0

Proposal 6 - To approve, on an advisory non-binding basis, the Company’s UK Statutory Directors’ Annual Remuneration Report for the period ended December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
48,353,142	1,104,811	29,902	4,425,771

Proposal 7 - To approve the Company’s UK Statutory Directors’ Remuneration Policy.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
48,633,937	824,799	29,119	4,425,771

Proposal 8 - To approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
48,145,082	1,334,278	8,495	4,425,771

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC

Date: May 29, 2026	By:	/s/ Douglas Barry
Douglas Barry
Senior Vice President, Chief Legal Officer